As filed with the Securities and Exchange Commission on June 12, 2009

Registration No. 333-159218

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

AMENDMENT NO. 1

TO

FORM F-3

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

TSAKOS ENERGY NAVIGATION LIMITED

*And the Guarantors listed in the Table of Additional Registrants

(Exact Name of Registrant as Specified in its Charter)

Not Applicable

(Translation of Registrant’s Name into English)

Bermuda	Not Required
(State or other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

367 SYNGROU AVENUE

175 64 P. FALIRO

ATHENS, GREECE

011 30 210 9407710

(Address and telephone number of Registrant’s principal executive offices)

FRANCIS T. NUSSPICKEL

463 GEORGE PLACE

WYCKOFF, NEW JERSEY 07481

(201) 891-2754

(Name, address and telephone number of agent for service)

Copies to:

STEPHEN P. FARRELL

MORGAN, LEWIS & BOCKIUS LLP

101 PARK AVENUE

NEW YORK, NEW YORK 10178

(212) 309-6000

Approximate Date of Commencement of Proposed Sale of the Securities to the Public: From time to time after the effective date of this Registration Statement, as determined by market conditions.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box.  ☒

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a registration statement pursuant to General Instruction I.C. or a post-effective amendment thereto that shall become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act, check the following box.  ☐

If this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction I.C. filed to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act, check the following box.  ☐

TABLE OF ADDITIONAL REGISTRANTS*

Company	Country of Incorporation
Oak Shipping Co. Ltd.	Liberia
Avra Trading Co. Ltd.	Liberia
Romeo Shipping Company Limited	Liberia
Figaro Shipping Company Limited	Liberia
Juliet Shipping Company Limited	Liberia
Rigoletto Shipping Company Limited	Liberia
Grevia Marine Co. Ltd.	Cyprus
Azimuth Shipping Company Ltd.	Liberia
Bosphorus Shipping Co. Ltd.	Liberia
Oceana Shipping Company Ltd.	Liberia
Fortitude Shipping Co. Ltd.	Malta
Klera Navigation Co. Ltd.	Cyprus
Freeport Dominion S.A.	Panama
Freeport Faith S.A.	Panama
Ergo Glory S.A.	Panama
World Excellence S.A.	Panama
Apollo Honour S.A.	Panama
Apollo Glory S.A.	Panama
Apollo Excellence S.A.	Panama
Activity Excellence S.A.	Panama
Worldwide Overseas S.A.	Panama
Sea Mentor S.A.	Panama
Sea Polar S.A.	Panama
Fortune Faith S.A.	Panama
Victory Faith S.A.	Panama
Victory Spirit S.A.	Panama
Victory Mare S.A.	Panama
Universal Reserve S.A.	Panama
Sea Countess S.A.	Panama
Global Triumph S.A.	Panama
Fairsea Enterprises S.A.	Panama
Freeport Champion S.A.	Panama
Prosperity Faith S.A.	Panama
Prosperity Success S.A.	Panama
Mercury Emerald S.A.	Panama
Powerful Shipping S.A.	Panama
Sea Optima S.A.	Panama
Shipping Celebrity S.A.	Panama
Southport Marine S.A.	Panama
Southport Maritime S.A.	Panama
Sea Pioneer S.A.	Panama
Sea Celebrity S.A.	Panama
Gladiator Shipping Services S.A.	Panama
Southport Navigation S.A.	Panama

Triton Success S.A.	Panama
Triton Triumph S.A.	Panama
Optima Maritime S.A.	Panama
Optima United S.A.	Panama
Bayswater Trading Co. Ltd.	Liberia
Kerry Trading Company Limited	Liberia
Mare Success S.A.	Panama

*	Addresses and telephone numbers for each of the Additional Registrants are the same as those of Tsakos Energy Navigation Limited. I.R.S. Employer Identification Numbers are not required for the Additional Registrants.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

This information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.

SUBJECT TO COMPLETION, DATED JUNE 12, 2009

PROSPECTUS

$300,000,000

TSAKOS ENERGY NAVIGATION LIMITED

DEBT SECURITIES

WARRANTS

DEPOSITARY SHARES

PURCHASE CONTRACTS

UNITS

COMMON SHARES

PREFERRED SHARES

COMMON SHARES

OFFERED BY THE SELLING SHAREHOLDERS

We may offer debt securities (which may be guaranteed by one or more of our subsidiaries), warrants, depositary shares, purchase contracts, units, common shares or preferred shares from time to time. When we decide to sell a particular class or series of securities, we will provide specific terms of the offered securities in a prospectus supplement. The securities offered by the registrants pursuant to this prospectus will have an aggregate public offering price of up to $300,000,000.

In addition, the selling shareholders or their pledgees, donees, transferees or other successors in interest, who will be named in a prospectus supplement, may offer and sell from time to time up to 14,797,420 common shares using this prospectus and any prospectus supplement. We will not receive any of the proceeds from any sale of common shares by those shareholders, or by their respective pledgees, donees, transferees or other successors in interest.

The securities covered by this prospectus may be offered and sold from time to time in one or more offerings, which may be through one or more underwriters, dealers and agents, or directly to the purchasers. The names of any underwriters, dealers or agents, if any, will be included in a supplement to this prospectus.

This prospectus describes some of the general terms that may apply to these securities and the general manner in which they may be offered. The specific terms of any securities to be offered, and the specific manner in which they may be offered, will be described in one or more supplements to this prospectus.

Our common shares are listed on the New York Stock Exchange under the symbol “TNP.”

Our principal offices are located at 367 Syngrou Avenue, 175 64 P. Faliro, Athens, Greece. Our telephone number at such address is 011 30 210 9407710.

Investing in our securities involves risks. See the section entitled “Risk Factors” on page 2 of this prospectus.

Neither the Securities and Exchange Commission nor any state or other securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Prospectus dated                         , 2009.

You should rely only on the information provided in this prospectus and the accompanying prospectus supplement, as well as the information incorporated by reference. We have not authorized anyone to provide you with different information. We are not making an offer of these securities in any jurisdiction where the offer is not permitted. You should not assume that the information in this prospectus, any prospectus supplement or any documents incorporated by reference is accurate as of any date other than the date of the applicable document.

-i-

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

This prospectus, any prospectus supplement and the documents incorporated herein and therein by reference contain forward-looking statements based on beliefs of our management. Any statements contained in this prospectus, any prospectus supplement or the documents incorporated herein and therein that are not historical facts are forward-looking statements as defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We have based these forward-looking statements on our current expectations and projections about future events, including:

•	general economic and business conditions;

•	global and regional political conditions;

•	acts of terrorism and other hostilities;

•	availability of crude oil and petroleum products;

•	demand for crude oil and petroleum products and substitutes;

•	actions taken by OPEC and major oil producers and refiners;

•	competition in the marine transportation industry;

•	developments in international trade;

•	international trade sanctions;

•	changes in seaborne and other transportation patterns;

•	our ability to find new charters for our vessels at attractive rates;

•	capital expenditures;

•	meeting our requirements with customers;

•	tanker and product carrier supply and demand;

•	interest rate movements; and

•	foreign exchange.

The words “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should” and “will” and similar expressions as they relate to us are intended to identify such forward-looking statements. Such statements reflect our current views and assumptions and all forward-looking statements are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. The factors that could affect our future financial results are discussed more fully under “Key Information—Risk Factors” in our Annual Report on Form 20-F most recently filed with the U.S. Securities and Exchange Commission (“SEC”) and in our other filings with the SEC. We caution readers of this prospectus and any prospectus supplement not to place undue reliance on these forward-looking statements, which speak only as of their dates. We undertake no obligation to publicly update or revise any forward-looking statements.

RISK FACTORS

Investing in the securities to be offered pursuant to this prospectus may involve certain risks. You should carefully consider the important factors set forth under the heading “Risk Factors” in our most recent Annual Report on Form 20-F filed with the SEC which is incorporated herein by reference and in the accompanying prospectus supplement before investing in any securities that may be offered.

SERVICE OF PROCESS AND ENFORCEMENT OF LIABILITIES

We are a Bermuda company and our subsidiaries are organized under the laws of Cyprus, Liberia, Panama or Malta. Most of our directors and executive officers are residents of countries other than the United States. Substantially all of our and our subsidiaries’ assets and a substantial portion of the assets of our directors and officers are located outside the United States. As a result, it may be difficult or impossible for United States investors to effect service of process within the United States upon us, our subsidiaries or those of our directors and officers who are not resident here or to realize against them judgments obtained in the United States courts. In addition, you should not assume that courts in countries in which we or our subsidiaries are incorporated or where our assets or the assets of our subsidiaries are located:

•	would enforce judgments of U.S. courts obtained in actions against us or our subsidiaries based upon civil liabilities provisions of applicable U.S. federal and state securities laws; or

•	would enforce, in original actions, liabilities against us or our subsidiaries based upon these laws.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we filed with the SEC utilizing a “shelf” registration process. Under this shelf process, we may sell from time to time up to $300,000,000 of any combination of the securities described in this prospectus and any selling shareholders may sell up to 14,797,420 common shares in one or more offerings. This prospectus provides you with a general description of the securities we may offer. When we or the selling shareholders sell securities, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. You should read both this prospectus and any prospectus supplement together with additional information described under the heading “Where You Can Find Additional Information.”

PROSPECTUS SUMMARY

This summary provides a brief overview of the key aspects of Tsakos Energy Navigation Limited and certain material terms of the securities that may be offered that are known as of the date of this prospectus. When we use the words “the Company,” “we,” “us,” “ours” and “our,” we are referring to Tsakos Energy Navigation Limited. For a more complete understanding of the terms of a particular issuance of offered securities, and before making your investment decision, you should carefully read:

•	this prospectus, which explains the general terms of the securities that we may offer;

•	the accompanying prospectus supplement for such issuance, which explains the specific terms of the securities being offered and which may update or change information in this prospectus; and

•	the documents referred to in “Where You Can Find Additional Information” for information about us, including our financial statements.

Our Company

Tsakos Energy Navigation Limited owns a fleet of modern tankers providing world-wide marine transportation services for national, major and other independent oil companies and refiners under long, medium and short-term charters. We believe that we have established a reputation as a safe, cost efficient operator of modern and well-maintained tankers. We also believe that these attributes, together with our strategic focus on meeting our customers’ chartering needs, has contributed to our ability to attract leading charterers as our customers and to our success in obtaining charter renewals.

Our fleet is managed by Tsakos Shipping & Trading, S.A., one of the world’s largest independent tanker managers, based on the number of tankers under management.

We are a Bermuda company. Our principal executive office is at 367 Syngrou Avenue, 175 64 P. Faliro, Athens, Greece, and our telephone number from the United States is 011 30 210 9407710.

The Securities We May Offer

We may use this prospectus to offer up to $300,000,000 of:

•	debt securities, which may be guaranteed by one or more of our subsidiaries;

•	warrants;

•	depositary shares;

•	purchase contracts;

•	units;

•	common shares; and

•	preferred shares.

In addition, any selling shareholders or their pledgees, donees, transferees or other successors in interest, may offer and sell from time to time up to 14,797,420 common shares using this prospectus and any prospectus supplement.

A prospectus supplement will describe the specific types, amounts, prices, and detailed terms of any of these offered securities and may describe certain risks associated with an investment in the securities. Terms used in the prospectus supplement will have the meanings described in this prospectus, unless otherwise specified.

Debt Securities

We may issue senior or subordinated debt securities. Senior debt includes our notes, debt and guarantees and any other debt for money borrowed that is not subordinated. Subordinated debt, so designated at the time it is issued, would not be entitled to interest and principal payments if payments on the senior debt were not made.

Certain of our subsidiaries may guarantee the debt securities we offer. Those guarantees may or may not be secured by liens, mortgages, and security interests in the assets of those subsidiaries. The terms and conditions of any such subsidiary guarantees, and a description of any such liens, mortgages or security interests, will be set forth in the prospectus supplement that will accompany this prospectus.

Debt securities may bear interest at a fixed or a floating rate based upon one or more indices.

For any particular debt securities we offer, the prospectus supplement will describe the specific designation; the aggregate principal or face amount and the purchase price; the ranking, whether senior or subordinated; the stated maturity; the conversion terms, if any; the redemption terms, if any; the rate or manner of calculating the rate and the payment dates for interest, if any; the amount or manner of calculating the amount payable at maturity and whether that amount may be paid by delivering cash, securities or other property; any specific covenants applicable to the particular debt securities; and any other specific terms.

The senior and subordinated debt will be issued under separate indentures between us and Wells Fargo Bank Minnesota, National Association, as indenture trustee. For a more detailed description of the features of the debt securities, see “Description of Debt Securities” below. You are also encouraged to read the indentures, which are filed as exhibits to the registration statement of which this prospectus forms a part. You can obtain copies of these documents by following the directions outlined in “Where You Can Find Additional Information.”

General Indenture Provisions that Apply to Senior and Subordinated Debt Securities

•

The indentures allow us and our subsidiaries to merge into or to amalgamate or consolidate with another company, or sell our assets substantially as an entirety to another company, provided that certain conditions are met. If any of these events occur, the other company, if it is the survivor of the merger or amalgamation or the purchaser of the assets, would be required to assume our responsibilities for the debt. Unless the transaction resulted in an event of default, we would be released from all liabilities and obligations under the debt securities when the other company assumed our responsibilities.

•

The indentures provide that holders of a majority of the principal amount of the debt securities outstanding in any series may vote to change certain of our obligations and those of our subsidiaries that guarantee our obligations, as well as your rights concerning those securities. However, changes to the financial terms of a debt security, including changes in the payment of principal or interest on that security or the currency of payment, cannot be made unless every holder of that debt security consents to the change.

•

We and those of our subsidiaries that guarantee our debt securities may satisfy our obligations on the debt securities or be released from our and their obligations to comply with the limitations discussed above at any time by depositing sufficient amounts of cash or U.S. government securities with the indenture trustee to pay our obligations under the particular securities when due and by satisfying certain other conditions.

•

The indentures govern the actions of the indenture trustee with regard to the debt securities, including when the indenture trustee is required to give notices to holders of the securities and when lost or stolen debt securities may be replaced.

Events of Default

The events of default specified in the indentures include:

•	failure to pay principal or premium, if any, when due;

•	failure to pay required interest for 30 days;

•	failure to make a deposit of any sinking fund payment, if any, when due;

•	failure to perform other covenants for 30 days after notice;

•	failure to pay, or the acceleration of, indebtedness in excess of $50 million;

•	certain events of insolvency or bankruptcy, whether voluntary or not; and

•	any other event of default specified in the prospectus supplement.

Remedies

If there were a default, the indenture trustee or the holders of 25% of the principal amount of debt securities outstanding in a series could demand that the principal be paid immediately. However, holders of a majority in principal amount of the securities in that series could rescind that acceleration of the debt securities. If there were a default resulting from certain events of bankruptcy, insolvency or reorganization, amounts payable under any debt securities would become immediately due and payable.

Warrants

We may issue warrants to purchase our debt securities or warrants to purchase our equity securities.

For any particular warrants that we offer, the prospectus supplement will describe the underlying securities into which the warrant is exercisable; the expiration date; the exercise price or the manner of determining the exercise price; the amount and kind, or the manner of determining the amount and kind, of property or cash to be delivered by you or us upon exercise; and any other specific terms. We will issue the warrants under warrant agreements between the Company and one or more warrant agents.

Depositary Shares

We may offer fractional preferred shares, rather than whole preferred shares. In such event, we will issue receipts for depositary shares, each of which will represent a fraction of a share of a particular series of preferred shares. The preferred shares underlying any depositary shares will be deposited under a separate deposit agreement between us and a bank or trust company acting as depositary with respect to that series. Under the deposit agreement, each owner of a depositary share will be entitled, in proportion to its fractional interest in a preferred share underlying that depositary share, to all the rights and preferences of that preferred share, including dividend, voting, redemption, conversion, and exchange and liquidation rights. The particular terms of any depositary shares and any depositary receipts that we offer and any deposit agreement relating to a particular series of preferred shares which will be described in more detail in a prospectus supplement that will accompany this prospectus.

Purchase Contracts

We may issue purchase contracts for the purchase or sale of debt or equity securities issued by us or securities of third parties, a basket of such securities, an index or indices of such securities or any combination of the above as specified in the applicable prospectus supplement, currencies, or commodities. Each purchase contract will entitle the holder thereof to purchase or sell, and obligate us to sell or purchase, on specified dates, such securities, currencies or commodities at a specified purchase price, which may be based on a formula.

Units

We may issue units consisting of one or more purchase contracts, warrants, debt securities, preferred shares, common shares or any combination of such securities. The applicable prospectus supplement will describe the terms of the units and of the purchase contracts, warrants, debt securities, preferred shares and common shares comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately, a description of the terms of any unit agreement governing the units, and a description of the provisions for the payment, settlement, transfer or exchange or the units.

Common Shares

We may issue our common shares, par value $1.00 per share. Holders of the common shares are entitled to receive dividends when declared by our board of directors. Each holder of common shares is entitled to one vote per share. The holders of common shares have no cumulative voting or preemptive rights.

Preferred Shares

We may issue preferred shares, par value $1.00 per share, the terms of which will be established by our board of directors or a committee designated by the board. Each series of preferred shares will be more fully described in the prospectus supplement that will accompany this prospectus, including the terms of the preferred shares dealing with dividends, redemption provisions, rights in the event of liquidation, dissolution or winding up, voting rights and conversion rights. Generally, each series of preferred shares will rank on an equal basis with each other series of preferred shares and will rank prior to our common shares.

Form of Securities

We will generally issue debt securities in book-entry, global form through one or more depositaries, such as The Depository Trust Company. Each sale of a security in book-entry form will settle in immediately available funds through the depositary, unless otherwise stated.

Payment Currencies

Amounts payable in respect of the securities, including the purchase price, will be payable in U.S. dollars, unless the prospectus supplement states otherwise.

Listing

If any securities are to be listed or quoted on a securities exchange or quotation system, the applicable prospectus supplement will so state.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

As required by the Securities Act of 1933, as amended, we have filed a registration statement relating to the securities offered by this prospectus with the Securities and Exchange Commission (“SEC”). This prospectus is a part of that registration statement, which includes additional information.

We file annual and other reports and other information with the SEC. Such filings are available to the public from the SEC’s website at http://www.sec.gov. You may also read and copy any documents we file at the SEC’s public reference room at 100 F Street, N.E., Washington, D.C. 20549. You may also obtain copies of these documents at prescribed rates by writing to the Public Reference Section of the SEC at that address. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. You may also inspect our SEC filings at the offices of the New York Stock Exchange, 20 Broad Street, New York, New York 10005.

INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

The SEC allows us to “incorporate by reference” the information we file with the SEC. This means that we can disclose important information to you by referring you to another document filed separately with the SEC. The information incorporated by reference is considered to be part of this prospectus. Any information that we file later with the SEC and that is deemed incorporated by reference will automatically update and supersede the information in this prospectus. In all such cases, you should rely on the later information over different information included in this prospectus.

This prospectus will be deemed to incorporate by reference the following documents:

•	Our Annual Report on Form 20-F for the year ended December 31, 2008, filed with the SEC on April 30, 2009;

•	The description of our common shares contained in our registration statement on Form 8-A (File No. 001-31236), filed with the SEC on February 8, 2002; and

•	The description of our preferred share purchase rights contained in our registration statement on Form 8-A (File No. 001-31236), filed with the SEC on September 30, 2005.

We will also incorporate by reference any future filings made with the SEC under the U.S. Securities Exchange Act of 1934 until we terminate the offering contemplated by any prospectus supplement. In addition, we will incorporate by reference certain future materials furnished to the SEC on Form 6-K, but only to the extent specifically indicated in those submissions or in a future prospectus supplement.

You may request a copy of these filings, at no cost, by writing or telephoning us at the following address:

Tsakos Energy Navigation Limited

367 Syngrou Avenue

175 64 P. Faliro

Athens, Greece

Tel. 011 30 210 94 07710

Attention: George Saroglou

RATIO OF EARNINGS TO FIXED CHARGES

The following table shows our ratios of earnings to fixed charges for the periods indicated, computed using amounts derived from our consolidated financial statements prepared in accordance with U.S. generally accepted accounting principles.

	(Unaudited)
	Three Months Ended March 31,	Year Ended December 31,
	2009	2008	2007	2006	2005	2004
Ratio of Earnings to Fixed Charges	2.4x	3.8x	3.2x	4.1x	7.2x	7.4x

For the purpose of computing the consolidated ratio of earnings to fixed charges, earnings consist of net income (loss) before minority interest plus interest expensed and amortization of capitalized expenses relating to indebtedness, the interest portion of charter hire expense, amortization of capitalized interest and distributed income of equity investees. Fixed charges consist of interest expensed and capitalized, the interest portion of charter hire expense, and amortization of capitalized expenses relating to indebtedness.

USE OF PROCEEDS

Unless otherwise set forth in a prospectus supplement, we intend to use the net proceeds received from the sale of the securities we offer by this prospectus for general corporate purposes, which may include, among other things:

•	the acquisition of new vessels;

•	additions to working capital; and

•	the repayment of indebtedness.

We may raise additional funds from time to time through equity or debt financings not involving the issuance of securities described in this prospectus, including borrowings under credit facilities, to finance our business and operations and our new vessel acquisitions.

We will not receive any of the proceeds from any sale of common shares by the selling shareholders, or by their respective pledgees, donees, transferees or other successors in interest.

CAPITALIZATION

Our capitalization will be set forth in our most recent Annual Report on Form 20-F or a Report on Form 6-K which is incorporated herein by reference or in a prospectus supplement.

DESCRIPTION OF SECURITIES WE MAY OFFER

DEBT SECURITIES

In this section, references to “holders” mean those who own debt securities registered in their own names on the books that Tsakos Energy Navigation Limited or the indenture trustee maintains for this purpose, and not those who own beneficial interests in debt securities registered in street name or in debt securities issued in book-entry form through one or more depositaries. Owners of beneficial interests in the debt securities should read the section below entitled Book-Entry Procedures and Settlement.

General

The debt securities offered by this prospectus will be either senior or subordinated debt. We will issue senior debt under a senior debt indenture, and we will issue subordinated debt under a subordinated debt indenture. We sometimes refer to the senior debt indenture and the subordinated debt indenture individually as an indenture and collectively as the indentures. The indenture trustee under each of the senior debt indenture and the subordinated debt indenture will be Wells Fargo Bank, National Association. The indentures are exhibits to the registration statement of which this prospectus forms a part. You can obtain copies of the indentures by following the directions outlined in “Where You Can Find Additional Information,” or by contacting the indenture trustee.

The following briefly summarizes the material provisions of the indentures and the debt securities, other than pricing and related terms which will be disclosed for a particular series of debt securities in a prospectus supplement. You should read the more detailed provisions of the applicable indenture, including the defined terms, for provisions that may be important to you. You should also read the particular terms of a series of debt securities, which will be described in more detail in a prospectus supplement. Wherever particular sections or defined terms of the applicable indenture are referred to, such sections or defined terms are incorporated into this prospectus by reference, and the statement in this prospectus is qualified by that reference.

The indentures provide that our unsecured senior or subordinated debt securities may be issued in one or more series, with different terms, in each case as we authorize from time to time. We also have the right to reopen a previous issue of a series of debt securities by issuing additional debt securities of such series.

Information in the Prospectus Supplement

The prospectus supplement for any offered series of debt securities will describe the following terms, as applicable:

•	the title or designation of the offered debt securities;

•	whether the debt is senior or subordinated;

•	whether the debt is guaranteed by our subsidiaries and whether those guarantees are secured and, if so, the collateral securing the guarantees;

•	the aggregate principal amount offered and the authorized denominations;

•	the initial public offering price;

•	the maturity date or dates;

•	any sinking fund or other provision for payment of the debt securities prior to their stated maturity;

•	whether the debt securities are fixed rate debt securities or floating rate debt securities or original issue discount debt securities;

•	if the debt securities are fixed rate debt securities, the yearly rate at which the debt securities will bear interest, if any;

•	if the debt securities are floating rate debt securities, the method of calculating the interest rate;

•	if the debt securities are original issue discount debt securities, their yield to maturity;

•	the date or dates from which any interest will accrue, or how such date or dates will be determined, and the interest payment dates and any related record dates;

•	if other than in U.S. Dollars, the currency or currency unit in which payment will be made;

•	any provisions for the payment of additional amounts for taxes;

•	the denominations in which the currency or currency unit of the securities will be issuable if other than denominations of $1,000 and integral multiples thereof;

•	whether the debt securities will be convertible into or exchangeable for other securities and, if so, the terms and conditions upon which such debt securities will be convertible or exchangeable;

•	the terms and conditions on which the debt securities may be redeemed at the option of the Company;

•

any obligation of the Company to redeem, purchase or repay the debt securities at the option of a holder upon the happening of any event and the terms and conditions of redemption, purchase or repayment;

•	the names and duties of any co-indenture trustees, depositaries, authenticating agents, calculation agents, paying agents, transfer agents or registrars for the debt securities;

•	any material provisions of the applicable indenture described in this prospectus that do not apply to the debt securities;

•	the ranking of the specific series of debt securities relative to other outstanding indebtedness, including our subsidiaries’ debt;

•

if the debt securities are subordinated, the aggregate amount of outstanding indebtedness, as of a recent date, that is senior to the subordinated securities, and any limitation on the issuance of additional senior indebtedness;

•	the place where we will pay principal and interest;

•	additional provisions, if any, relating to the defeasance of the debt securities;

•	any United States federal income tax consequences, if material;

•	the dates on which premium, if any, will be paid;

•	our right, if any, to defer payment of interest and the maximum length of this deferral period;

•	any listing of the debt securities on a securities exchange; and

•	any other specific terms of the debt securities.

We will issue the debt securities only in registered form. As currently anticipated, debt securities of a series will trade in book-entry form, and global notes will be issued in physical (paper) form, as described below under “Book-Entry Procedures and Settlement.”

Senior Debt

We will issue senior debt securities under the senior debt indenture. These senior debt securities will rank on an equal basis with all our other unsecured debt except subordinated debt.

Subordinated Debt

We will issue subordinated debt securities under the subordinated debt indenture. Subordinated debt will rank subordinate and junior in right of payment, to the extent set forth in the subordinated debt indenture, to all our senior debt (both secured and unsecured).

In general, the holders of all senior debt are first entitled to receive payment of the full amount unpaid on senior debt before the holders of any of the subordinated debt securities are entitled to receive a payment on account of the principal or interest on the indebtedness evidenced by the subordinated debt securities in certain events.

If we default in the payment of any principal of, or premium, if any, or interest on any senior debt when it becomes due and payable after any applicable grace period, then, unless and until the default is cured or waived or ceases to exist, we cannot make a payment on account of or redeem or otherwise acquire the subordinated debt securities.

If there is any insolvency, bankruptcy, liquidation or other similar proceeding relating to us or our property, then all senior debt must be paid in full before any payment may be made to any holders of subordinated debt securities.

Furthermore, if we default in the payment of the principal of and accrued interest on any subordinated debt securities that is declared due and payable upon an event of default under the subordinated debt indenture, holders of all our senior debt will first be entitled to receive payment in full in cash before holders of such subordinated debt can receive any payments.

Senior debt means:

•

the principal, premium, if any, interest and any other amounts owing in respect of indebtedness of the Company and/or of our subsidiaries that may guarantee our debt for money borrowed and indebtedness evidenced by securities, notes, debentures, bonds or other similar instruments issued by us, including the senior debt securities and letters of credit;

•	all capitalized lease obligations;

•	all hedging obligations;

•	all obligations representing the deferred purchase price of property; and

•	all deferrals, renewals, extensions and refundings of obligations of the type referred to above;

but senior debt does not include:

•	subordinated debt securities;

•	any subsidiary guarantees of the subordinated debt securities; and

•	any indebtedness that by its terms is subordinated to, or ranks on an equal basis with, our subordinated debt securities.

Covenants

Amalgamation and Sale of Assets. We may not, in a single transaction or a series of related transactions:

•	consolidate, amalgamate or merge with or into any other person or permit any other person to consolidate, amalgamate or merge with or into us; or

•	directly or indirectly, transfer, sell, lease or otherwise dispose of all or substantially all of our assets,

unless, in either such case:

•

in a transaction in which we do not survive or in which we sell, lease or otherwise dispose of all or substantially all of our assets, the successor entity to us is organized under the laws of the United States, or any state thereof or the District of Columbia, Bermuda, the Republic of Liberia, the Republic of Cyprus, the Republic of Malta, the Republic of Panama, the Republic of the Marshall Islands, a member state of the European Union or any other country recognized by the United States, and which expressly assumes, by a supplemental indenture executed and delivered to the indenture trustee in a form reasonably satisfactory to the indenture trustee, all of our obligations under the indenture;

•	immediately before and after giving effect to the transaction, no default on the debt securities exists; and

•	an officer’s certificate and an opinion of counsel setting forth certain statements are delivered to the indenture trustee.

Amalgamation and Sale of Assets by our subsidiaries that may guarantee our debt securities. Where the terms of any debt securities we may issue provide, no subsidiary that guarantees our debt may:

•	consolidate or amalgamate or merge with or into any other person (other than us or another subsidiary that guarantees our debt); or

•

directly or indirectly transfer, sell, lease or otherwise dispose of its properties and assets substantially as an entirety to any other person (other than to us or to another subsidiary that guarantees our debt), unless, in either such case:

•

the entity formed by such consolidation or into which such subsidiary amalgamates or merges, or which acquires by transfer, sale or lease the properties and assets of such subsidiary substantially as an entirety, is organized under the laws of the United States or any state thereof or the District of Columbia, Bermuda, the Republic of Liberia, the Republic of Cyprus, the Republic of Malta, the Republic of Panama, the Republic of the Marshall Islands, a member state of the European Union or any other country recognized by the United States, and which expressly assumes, by a supplemental indenture executed and delivered to the indenture trustee in a form reasonably satisfactory to the indenture trustee, all of such subsidiary’s obligations under the indenture;

•	immediately before and after giving effect to the transaction, no default on the debt securities exists; and

•	an officer’s certificate and an opinion of counsel setting forth certain statements are delivered to the indenture trustee.

Other Covenants. In addition, any offered series of debt securities may have additional covenants which will be described in the prospectus supplement, limiting or restricting, among other things:

•	our ability to incur indebtedness;

•	our ability to pay dividends, to repurchase or redeem our capital stock;

•	our ability to create dividend and other payment restrictions affecting our subsidiaries;

•	mergers and consolidations by us;

•	sales of assets by us;

•	our ability to enter into transactions with affiliates;

•	our ability to incur liens; and

•	our ability to enter into sale and leaseback transactions.

Modification of the Indentures

Under the indentures, we and the indenture trustee may amend the indentures, without the consent of any holder of the debt securities to:

•	cure ambiguities, defects or inconsistencies;

•	comply with the covenants described under “Amalgamation and Sale of Assets”;

•

add to our covenants or to those of our subsidiaries that may guarantee our debt securities for the benefit of the holders of all or any series of debt securities (and if such covenants are to be for the benefit of less than all series of debt securities, stating that such covenants are expressly being included for the benefit of such series) or to surrender any rights or power conferred upon us or our subsidiaries;

•	add any additional events of default for the benefit of the holders of all or a series of debt securities;

•	establish the form or terms of debt securities of any series;

•	provide for uncertificated debt securities in addition to or in place of certificated debt securities;

•	add additional guarantors of the debt securities;

•	secure the debt securities;

•	evidence the succession of another person to the Company and the assumption of the covenants in the indentures and in the debt securities by such successor;

•	make provisions with respect to conversion rights, if any;

•	add or change any provision of the indentures to permit the issuance of the debt securities in bearer form, registrable or not registrable as to principal, with or without interest coupons;

•	appoint a successor indenture trustee under either indenture;

•	add to, change or eliminate any provision of the indentures so long as such addition, change or elimination does not affect the rights of the holders; or

•

conform any provision of the indentures to the “Description of Debt Securities” contained in this prospectus or any similar provision in any prospectus supplement relating to an offer of debt securities under the indentures.

We and the indenture trustee may, with the consent of the holders of at least a majority in aggregate principal amount of the debt securities of a series, modify the applicable indenture or the rights of the holders of the securities of such series. However, no such modification may, without the consent of each holder of an affected debt security:

•	extend the fixed maturity of any such debt securities;

•	reduce the rate or change the time of payment of interest on such debt securities;

•	reduce the principal amount of such securities or the premium, if any, on such debt securities;

•	change or waive the redemption provisions of such debt securities;

•	change any obligation of ours to pay additional amounts;

•	change any obligation of ours to maintain an office or agency;

•	reduce the amount of the principal payable on acceleration of any debt securities issued originally at a discount;

•	adversely affect the ranking on such debt securities;

•	adversely affect the right, if any, to convert such debt securities;

•	adversely affect the right of repayment or repurchase at the option of the holder;

•	reduce or postpone any sinking fund or similar provision;

•	change the currency or currency unit in which any such debt securities are payable or the right of selection thereof;

•	impair the right to sue for the enforcement of any payment on such debt securities;

•	reduce the percentage of debt securities of a series whose holders need to consent to the modification or a waiver; or

•

with respect to subordinated debt securities, modify or change any provisions of the indenture or the related definitions affecting the subordination or ranking of any debt securities or any guarantees of our subsidiaries, in a manner which adversely affects the holders.

Defaults

Each indenture provides that events of default regarding any series of debt securities will be:

•	our failure to pay required interest on any debt security of such series for 30 days;

•	our failure to pay principal or premium, if any, on any debt security of such series when due;

•	our failure to make any deposit of any sinking fund payment when due on debt securities of such series;

•

our failure to perform for 30 days after notice any other covenant in the relevant indenture other than a covenant included in the relevant indenture solely for the benefit of a series of debt securities other than such series;

•	a breach by us, or by our subsidiaries that may guarantee our debt securities, of the covenant with respect to amalgamation and sale of assets;

•	our failure to pay beyond any applicable grace period, or the acceleration of, indebtedness in excess of $50,000,000;

•	a finding that a guarantee of our debt securities by any of our subsidiaries is unenforceable or invalid; and

•	certain events of bankruptcy or insolvency, whether voluntary or not.

Unless otherwise stated in an applicable prospectus supplement, the provisions of Section 7.04 of each indenture relating to any reports filed by us and any guarantors with the Trustee and the SEC will not apply to any series of debt securities we issue hereunder.

If an event of default regarding debt securities of any series issued under the indentures should occur and be continuing, either the indenture trustee or the holders of 25% in the principal amount of outstanding debt securities of such series may declare each debt security of that series due and payable. If an event of default regarding debt securities results from certain events of bankruptcy, insolvency or reorganization with respect to us, such amount with respect to the debt securities will be due and payable immediately without any declaration or other act on the part of the holders of outstanding debt securities or the indenture trustee. We are required to file annually with the indenture trustee a statement of an officer as to the fulfillment by us of our obligations under the indenture during the preceding year.

No event of default regarding one series of debt securities issued under an indenture is necessarily an event of default regarding any other series of debt securities.

Holders of a majority in principal amount of the outstanding debt securities of any series will be entitled to control certain actions of the indenture trustee under an indenture and to waive past defaults regarding such series. The indenture trustee generally cannot be required by any of the holders of debt securities to take any action, unless one or more of such holders shall have provided to the indenture trustee reasonable security or indemnity.

If an event of default occurs and is continuing regarding a series of debt securities, the indenture trustee may use any sums that it holds under the relevant indenture for its own reasonable compensation and expenses incurred prior to paying the holders of debt securities of such series.

Before any holder of any series of debt securities may institute action for any remedy, the holders of not less than 25% in principal amount of the debt securities of that series outstanding must request the indenture trustee to take action. Holders must also offer and give the satisfactory security and indemnity against liabilities incurred by the indenture trustee for taking such action, and the indenture trustee must have failed to institute any proceeding within 60 days after receiving such request and offer of indemnity. These limitations do not apply, however, to a suit by a holder of any series of debt securities to enforce payment of principal, interest or premium, if any, and the right to convert such debt security, if applicable.

Subsidiary Guarantees

Certain of our subsidiaries may guarantee the debt securities we offer. In that case, the terms and conditions of the subsidiary guarantees will be set forth in the applicable prospectus supplement. Unless we indicate differently in the applicable prospectus supplement, if any of our subsidiaries guarantee any of our debt securities that are subordinated to any of our senior indebtedness, then the subsidiary guarantees will be subordinated to the senior indebtedness of such subsidiary to the same extent as our debt securities are subordinated to our senior indebtedness.

Defeasance

After we have deposited with the indenture trustee cash or government securities, in trust for the benefit of the holders, sufficient to pay the principal of, premium, if any, and interest on the debt securities of such series when due, and satisfied certain other conditions, including receipt of an opinion of counsel that holders will not recognize taxable gain or loss for U.S. Federal income tax purposes, we may elect to have our obligations and those of any guarantors of our obligations under the applicable indenture and any guarantees discharged with respect to the outstanding debt securities of any series (“defeasance and discharge”). Defeasance and discharge means that we will be deemed to have paid and discharged the entire indebtedness represented by the outstanding debt securities of such series under the applicable indenture, except for:

•	the rights of holders of the debt securities to receive principal, interest and any premium when due;

•

our obligations with respect to the debt securities concerning issuing temporary debt securities, registration of transfer of debt securities, mutilated, destroyed, lost or stolen debt securities and the maintenance of an office or agency for payment for security payments held in trust;

•	the rights, powers, trusts, duties and immunities of the indenture trustee; and

•	the defeasance provisions of the indenture.

Alternatively, we may elect to have our obligations released with respect to certain covenants in the applicable indenture (“covenant defeasance”). Any omission to comply with these obligations will not constitute a default or an event of default with respect to the debt securities of any series. In the event covenant defeasance occurs, certain events, not including non-payment, bankruptcy and insolvency events, described under “Events of Default” will no longer constitute an event of default for that series.

Governing Law

Unless otherwise stated in the prospectus supplement, the debt securities and the indentures will be governed by New York law.

Consent to Jurisdiction and Service

The indentures provide that we and any of our subsidiaries that guarantee our debt securities will appoint Marine Services Corporation, 46 Trinity Place, New York, New York 10006 as their agent for actions arising out of or relating to the applicable indenture, the debt securities or the related guarantees brought under Federal or state securities laws in any Federal or state court located in New York, New York and will submit to such jurisdiction. If for any reason Marine Services Corporation is unable to serve in such capacity, we will appoint another agent reasonably satisfactory to the indenture trustee.

Payment and Paying Agents

Distributions on the debt securities other than those represented by global notes will be made in the designated currency against surrender of the debt securities at the principal corporate trust office or agency of the indenture trustee. Payment will be made to the registered holder at the close of business on the record date for such payment. Interest payments will be made at the principal corporate trust office or agency of the indenture trustee, or by a check mailed to the holder at his or her registered address. Payments in any other manner will be specified in the prospectus supplement applicable to the particular series of debt securities.

Transfer and Exchange

Debt securities may be presented for exchange, and debt securities other than a global security may be presented for registration of transfer, at the principal corporate trust office or agency of the indenture trustee. Holders will not have to pay any service charge for any registration of transfer or exchange of debt securities, but we may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with such registration of transfer or exchange of debt securities.

WARRANTS

We may issue warrants to purchase our debt or equity securities or securities of third parties or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing. Warrants may be issued independently or together with any other securities and may be attached to, or separate from, such securities. A series of warrants may be issued under a separate warrant indenture between us and a warrant agent. The terms of any warrants to be issued and a description of the material provisions of any applicable warrant indenture will be set forth in the applicable prospectus supplement.

The applicable prospectus supplement will describe the following terms of any warrants in respect of which this prospectus is being delivered:

•	the title of such warrants;

•	the aggregate number of such warrants;

•	the price or prices at which such warrants will be issued;

•	the currency or currencies, in which the price of such warrants will be payable;

•

the securities or other rights, including rights to receive payment in cash or securities based on the value, rate or price of one or more specified commodities, currencies, securities or indices, or any combination of the foregoing, purchasable upon exercise of such warrants;

•	the price at which and the currency or currencies, in which the securities or other rights purchasable upon exercise of such warrants may be purchased;

•	the date on which the right to exercise such warrants shall commence and the date on which such right shall expire;

•	if applicable, the minimum or maximum amount of such warrants which may be exercised at any one time;

•	if applicable, the designation and terms of the securities with which such warrants are issued and the number of such warrants issued with each such security;

•	if applicable, the date on and after which such warrants and the related securities will be separately transferable;

•	information with respect to book-entry procedures, if any;

•	if applicable, a discussion of any material United States Federal income tax considerations; and

•	any other terms of such warrants, including terms, procedures and limitations relating to the exchange and exercise of such warrants.

DEPOSITARY SHARES

The following briefly summarizes the material provisions of the deposit agreement and of the depositary shares and depositary receipts, other than pricing and related terms disclosed for a particular issuance in an accompanying prospectus supplement. You should read the particular terms of any depositary shares and any depositary receipts that we offer and any deposit agreement relating to a particular series of preferred shares which will be described in more detail in a prospectus supplement. The prospectus supplement will also state whether any of the generalized provisions summarized below do not apply to the depositary shares or depositary receipts being offered. A copy of the form of deposit agreement, including the form of depositary receipt, will be filed with the SEC at the time of the offering and incorporated by reference into the registration statement of which this prospectus forms a part. You can obtain copies of these documents when they are filed by following the directions outlined in “Where You Can Find Additional Information.”

General

We may offer fractional preferred shares, rather than whole preferred shares. In such event, we will issue receipts for depositary shares, each of which will represent a fraction of a share of a particular series of preferred shares.

Deposit Agreement

The preferred shares underlying any depositary shares will be deposited under a separate deposit agreement between us and a bank or trust company acting as depositary with respect to that series. The depositary will have its principal office in the United States and have a combined capital and surplus of at least $50,000,000. The prospectus supplement relating to a series of depositary shares will include the name and address of the depositary. Under the deposit agreement, each owner of a depositary share will be entitled, in proportion to its fractional interest in a preferred share underlying that depositary share, to all the rights and preferences of that preferred share, including dividend, voting, redemption, conversion, and exchange and liquidation rights.

The depositary shares will be evidenced by depositary receipts issued pursuant to the deposit agreement. Depositary receipts will be distributed to those persons purchasing the fractional preferred shares in accordance with the terms of the applicable prospectus supplement.

Dividends and Other Distributions

The preferred share depositary will distribute all cash dividends or other cash distributions received in respect of the deposited preferred shares to the record holders of the depositary shares relating to such preferred share in proportion to the number of such depositary shares owned by such holders.

The preferred share depositary will distribute any property other than cash received by it in respect of the preferred shares to the record holders of depositary shares entitled thereto. If the preferred share depositary determines that it is not feasible to make such distribution, it may, with our approval, sell such property and distribute the net proceeds from such sale to such holders.

Each deposit agreement will also contain provisions relating to the manner in which any subscription or similar rights we offer to preferred shareholders of the relevant series will be made available to depositary shareholders.

Withdrawal of Shares

Upon surrender of depositary receipts at the depositary’s office, the holder of the relevant depositary shares will be entitled to the number of whole shares of the related preferred shares series and any money or other property that those depositary shares represent. Depositary shareholders will be entitled to receive whole shares of the related preferred shares series on the basis described in the prospectus supplement, but holders of those whole preferred shares will not afterwards be entitled to receive depositary shares in exchange for their shares. If the depositary receipts the holder delivers evidence a depositary share number exceeding the whole share number of the related preferred shares series to be withdrawn, the depositary will deliver to that holder a new depositary receipt evidencing the excess number of depositary shares.

Redemption of Preferred Shares

If a series of preferred shares represented by depositary shares is to be redeemed, the depositary shares will be redeemed from the proceeds received by the preferred shares depositary resulting from the redemption, in whole or in part, of such series of preferred shares. The depositary shares will be redeemed by the preferred shares depositary at a price per depositary share equal to the applicable fraction of the redemption price per share payable in respect of the shares of preferred shares so redeemed.

Whenever we redeem preferred shares held by the preferred shares depositary, the preferred shares depositary will redeem as of the same date the number of depositary shares representing the preferred shares so redeemed. If fewer than all the depositary shares are to be redeemed, the depositary shares to be redeemed will be selected by the preferred shares depositary by lot or ratably or by any other equitable method as the preferred shares depositary may select.

Convertibility and Exchangeability

Preferred shares of a series may be convertible or exchangeable into our common shares, another series of preferred shares or other securities or property. The conversion or exchange may be mandatory or optional. The applicable prospectus supplement will specify whether the preferred shares being offered have any conversion or exchange features, and will describe the related terms and conditions.

Voting Deposited Preferred shares

Upon receipt of notice of any meeting at which the holders of any series of deposited preferred shares are entitled to vote, the preferred shares depositary will mail the information contained in such notice of meeting to the record holders of the depositary shares relating to such series of preferred shares. Each record holder of such depositary shares on the record date will be entitled to instruct the preferred shares depositary to vote the amount of the preferred shares represented by such holder’s depositary shares. The preferred shares depositary will try to vote the amount of such series of preferred shares represented by such depositary shares in accordance with such instructions.

We will agree to take all actions that the preferred shares depositary determines are reasonably necessary to enable the preferred shares depositary to vote as instructed. The preferred shares depositary will abstain from voting any series of preferred shares held by it for which it does not receive specific instructions from the holders of depositary shares representing such shares.

Amendment and Termination of the Deposit Agreement

The form of depositary receipt evidencing the depositary shares and any provision of the deposit agreement may at any time be amended by agreement between us and the preferred shares depositary. However, any amendment that materially and adversely alters any existing right of the holders of depositary shares will not be effective unless such amendment has been approved by the holders of at least a majority of such depositary shares then outstanding. Every holder of an outstanding depositary receipt at the time any such amendment becomes effective shall be deemed, by continuing to hold such depositary receipt, to consent and agree to such amendment and to be bound by the deposit agreement, which has been amended thereby. The deposit agreement may be terminated only if:

•	all outstanding depositary shares have been redeemed; or

•	a final distribution in respect of the preferred shares has been made to the holders of depositary shares in connection with our liquidation, dissolution or winding up.

Charges of Preferred Shares Depositary; Taxes and other Governmental Charges

We will pay all transfer and other taxes and governmental charges arising solely from the existence of the depositary arrangements. We also will pay charges of the depositary in connection with the initial deposit of preferred shares and any redemption of preferred shares. Holders of depositary receipts will pay other transfer and other taxes and governmental charges and such other charges, including a fee for the withdrawal of preferred shares upon surrender of depositary receipts, as are expressly provided in the deposit agreement to be for their accounts.

Resignation and Removal of Depositary

The preferred shares depositary may resign at any time by delivering to us notice of its intent to do so, and we may at any time remove the preferred shares depositary, any such resignation or removal to take effect upon the appointment of a successor preferred shares depositary and its acceptance of such appointment. Such successor preferred shares depositary must be appointed within 60 days after delivery of the notice of resignation or removal and will have its principal office in the United States and have a combined capital and surplus of at least $50,000,000.

Miscellaneous

The preferred shares depositary will forward all reports and communications from us which are delivered to the preferred shares depositary and which we are required to furnish to the holders of the deposited preferred shares.

Neither we nor the preferred shares depositary will be liable if either is prevented or delayed by law or any circumstances beyond its control in performing its obligations under the deposit agreement. Our obligations and those of the preferred shares depositary under the deposit agreement will be limited to performance in good faith of their duties thereunder and they will not be obligated to prosecute or defend any legal proceeding in respect of any depositary shares, depositary receipts or preferred shares unless satisfactory indemnity is furnished. We and the preferred shares depositary may rely upon written advice of counsel or accountants, or upon information provided by holders of depositary receipts or other persons believed to be competent and on documents believed to be genuine.

PURCHASE CONTRACTS

We may issue purchase contracts for the purchase or sale of:

•

debt or equity securities issued by us or securities of third parties, a basket of such securities, an index or indices of such securities or any combination of the above as specified in the applicable prospectus supplement;

•	currencies; or

•	commodities.

Each purchase contract will entitle its holder to purchase or sell, and obligate us to sell or purchase, on specified dates, such securities, currencies or commodities at a specified purchase price, which may be based on a formula, all as set forth in the applicable prospectus supplement. We may, however, satisfy our obligations, if any, with respect to any purchase contract by delivering the cash value of such purchase contract or the cash value of the property otherwise deliverable or, in the case of purchase contracts on underlying currencies, by delivering the underlying currencies, as set forth in the applicable prospectus supplement. The applicable prospectus supplement will also specify the methods by which the holders may purchase or sell such securities, currencies or commodities and any acceleration, cancellation or termination provisions or other provisions relating to the settlement of a purchase contract.

The purchase contracts may require us to make periodic payments to the holders thereof or vice versa, which payments may be deferred to the extent set forth in the applicable prospectus supplement, and those payments may be unsecured or prefunded on some basis. The purchase contracts may require the holders thereof to secure their obligations in a specified manner to be described in the applicable prospectus supplement. Alternatively, purchase contracts may require holders to satisfy their obligations thereunder when the purchase contracts are issued. Our obligation to settle such pre-paid purchase contracts on the relevant settlement date may constitute indebtedness. Accordingly, pre-paid purchase contracts will be issued under either the senior indenture or the subordinated indenture.

UNITS

We may issue units consisting of one or more purchase contracts, warrants, debt securities, preferred shares, depositary shares, common shares or any combination of such securities. The applicable prospectus supplement will describe:

•

the terms of the units and of the purchase contracts, warrants, debt securities, preferred shares, depositary shares, and common shares comprising the units, including whether and under what circumstances the securities comprising the units may be traded separately;

•	a description of the terms of any unit agreement governing the units; and

•	a description of the provisions for the payment, settlement, transfer or exchange or the units.

CAPITAL STOCK

Authorized and Outstanding Capital Stock

Our authorized capital consists of $100,000,000, divided into 100 million shares, par value $1.00 per share.

Common Shares

As of June 11, 2009, there were 36,906,992 outstanding common shares and outstanding restricted stock units to acquire 294,800 common shares. Holders of our common shares are entitled to receive dividends when declared by our board of directors. Each holder of common shares is entitled to one vote per share. The holders of common shares have no cumulative voting or preemptive rights.

The following briefly summarizes the material terms of our common shares. You should read the more detailed provisions of our Memorandum of Association and Bye-laws for provisions that may be important to you. You can obtain copies of these documents by following the directions outlined in “Where You Can Find Additional Information.”

Preferred Shares

Under our Bye-laws, our board of directors has the authority to issue preferred shares in one or more series, and to establish the terms and preferences of the shares of each series. The terms of any preferred shares we issue will be set forth in a prospectus supplement. Holders of each series of preferred shares will be entitled to receive cash dividends, when, as and if declared by our board of directors out of funds legally available for dividends. The rates and dates of payment of dividends will be set forth in the prospectus supplement relating to each series of preferred shares. Upon our voluntary or involuntary liquidation, dissolution or winding up, holders of each series of preferred shares will be entitled to receive distributions upon liquidation in the amount set forth in the prospectus supplement relating to such series of preferred shares, plus an amount equal to any accrued and unpaid dividends. Such distributions will be made before any distribution is made on any securities ranking junior in relation to preferred shares in liquidation, including common shares. As of June 11, 2009, there were no preferred shares outstanding.

Bermuda Law

We are an exempted company organized under the Companies Act 1981 of Bermuda, as amended (the “Companies Act 1981 of Bermuda”). Bermuda law and our Memorandum of Association and Bye-laws govern the rights of our shareholders. Our objects and purposes are set forth in paragraph 6 and the Schedule to our Memorandum of Association. Our objects and purposes include to act and to perform all the functions of a holding company in all its branches and to coordinate the policy and administration of any subsidiary company or companies wherever incorporated or carrying on business or of any group of companies of which we or any subsidiary of ours is a member or which are in any manner controlled directly or indirectly by us. The Companies Act 1981 of Bermuda differs in some material respects from laws generally applicable to United States corporations and their shareholders. The following is a summary of the material provisions of Bermuda law and our organizational documents. You should read the more detailed provisions of our Memorandum of Association and Bye-laws for provisions that may be important to you. You can obtain copies of these documents by following the directions outlined in “Where You Can Find Additional Information.”

Dividends. Under Bermuda law, a company may pay dividends that are declared from time to time by its board of directors unless there are reasonable grounds for believing that the company is or would,

after the payment, be unable to pay its liabilities as they become due or that the realizable value of its assets would then be less than the aggregate of its liabilities and issued share capital and share premium accounts.

Voting rights. Under Bermuda law, except as otherwise provided in the Companies Act 1981 of Bermuda or our Bye-laws, questions brought before a general meeting of shareholders are decided by a majority vote of shareholders present at the meeting. Our Bye-laws provide that, subject to the provisions of the Companies Act 1981 of Bermuda, any question proposed for the consideration of the shareholders will be decided in a general meeting by a simple majority of the votes cast, on a show of hands, with each shareholder present (and each person holding proxies for any shareholder) entitled to one vote for each common share held by the shareholder, except for special situations where a shareholder has lost the right to vote because he has failed to comply with the terms of a notice requiring him to provide information to the company pursuant to the Bye-laws, or his voting rights have been partly suspended under the Bye-laws as a consequence of becoming an interested person. In addition, a super-majority vote of not less than seventy-five percent (75%) of the votes cast at the meeting is required to effect any action related to the variation of class rights and a vote of not less than eighty percent (80%) of the votes cast at the meeting is required to effect any of the following actions: removal of directors, approval of business combinations with certain “interested” persons and for any alteration to the provisions of the Bye-laws relating to the staggered board, removal of directors and business combinations.

Rights in liquidation. Under Bermuda law, in the event of liquidation or winding up of a company, after satisfaction in full of all claims of creditors and subject to the preferential rights accorded to any series of preferred shares, the proceeds of the liquidation or winding up are distributed ratably among the holders of the company’s common shares.

Meetings of shareholders. Under Bermuda law, a company is required to convene at least one general shareholders’ meeting each calendar year. Bermuda law provides that a special general meeting may be called by the board of directors and must be called upon the request of shareholders holding not less than 10% of the paid-up capital of the company carrying the right to vote. Bermuda law also requires that shareholders be given at least five (5) days’ advance notice of a general meeting but the accidental omission to give notice to any person does not invalidate the proceedings at a meeting. Under our Bye-laws, we must give each shareholder at least ten (10) days’ notice and no more than fifty (50) days’ notice of the annual general meeting and of any special general meeting.

Under Bermuda law, the number of shareholders constituting a quorum at any general meeting of shareholders is determined by the Bye-laws of a company. Our Bye-laws provide that the presence in person or by proxy of two shareholders constitutes a quorum; but if we have only one shareholder, one shareholder present in person or by proxy shall constitute the necessary quorum.

Access to books and records and dissemination of information. Members of the general public have the right to inspect the public documents of a company available at the office of the Registrar of Companies in Bermuda. These documents include a company’s Certificate of Incorporation, its Memorandum of Association (including its objects and powers) and any alteration to its Memorandum of Association. The shareholders have the additional right to inspect the Bye-laws of the company, minutes of general meetings and the company’s audited financial statements, which must be presented at the annual general meeting. The register of shareholders of a company is also open to inspection by shareholders without charge and by members of the general public on the payment of a fee. A company is required to maintain its share register in Bermuda but may, subject to the provisions of Bermuda law, establish a branch register outside Bermuda. We maintain a share register in Hamilton, Bermuda. A company is required to keep at its registered office a register of its directors and officers that is open for inspection for not less than two (2) hours each day by members of the public without charge. Bermuda law does not, however, provide a general right for shareholders to inspect or obtain copies of any other corporate records.

Election or removal of directors. Under Bermuda law and our Bye-laws, directors are elected or appointed at the annual general meeting and serve until re-elected or re-appointed or until their successors are elected or appointed, unless they are earlier removed or resign. Our Bye-laws provide for a staggered board of directors, with one-third of the non-executive directors selected each year.

Under Bermuda law and our Bye-laws, a director may be removed at a special general meeting of shareholders specifically called for that purpose, provided the director is served with at least 14 days’ notice. The director has a right to be heard at that meeting. Any vacancy created by the removal of a director at a special general meeting may be filled at that meeting by the election of another director in his or her place or, in the absence of any such election, by the board of directors.

Amendment of Memorandum of Association. Bermuda law provides that the Memorandum of Association of a company may be amended by a resolution passed at a general meeting of shareholders of which due notice has been given. An amendment to the Memorandum of Association, other than an amendment which alters or reduces a company’s share capital as provided in the Companies Act 1981 of Bermuda, also requires the approval of the Bermuda Minister of Finance, who may grant or withhold approval at his or her discretion. Generally, our Bye-laws may be amended by the directors with the approval of a majority vote of the shareholders in a general meeting. However, a super-majority vote is required for certain resolutions relating to the variation of class rights, the removal of directors, the approval of business combinations with certain ‘interested persons’ and for any alteration to the provisions of the Bye-laws relating to the staggered board, removal of directors and business combinations.

Under Bermuda law, the holders of an aggregate of no less than 20% in par value of a company’s issued share capital or any class of issued share capital have the right to apply to the Bermuda Court for an annulment of any amendment of the Memorandum of Association adopted by shareholders at any general meeting, other than an amendment which alters or reduces a company’s share capital as provided in the Companies Act 1981 of Bermuda. Where such an application is made, the amendment becomes effective only to the extent that it is confirmed by the Bermuda Court. An application for the annulment of an amendment of the Memorandum of Association must be made within 21 days after the date on which the resolution altering the company’s memorandum is passed and may be made on behalf of the persons entitled to make the application by one or more of their number as they may appoint in writing for the purpose. Persons voting in favor of the amendment may make no such application.

Appraisal rights and shareholder suits. Under Bermuda law, in the event of an amalgamation involving a Bermuda company, a shareholder who is not satisfied that fair value has been paid for his shares may apply to the Bermuda Court to appraise the fair value of his or her shares. The amalgamation of a company with another company requires the amalgamation agreement to be approved by the board of directors and, except where the amalgamation is between a holding company and one or more of its wholly owned subsidiaries or between two or more wholly owned subsidiaries, by meetings of the holders of shares of each company and of each class of such shares.

Class actions and derivative actions are generally not available to shareholders under Bermuda law. The Bermuda Court, however, would ordinarily be expected to permit a shareholder to commence an action in the name of a company to remedy a wrong done to the company where the act complained of is alleged to be beyond the corporate power of the company or is illegal or would result in the violation of the company’s Memorandum of Association or Bye-laws. Further consideration would be given by the Bermuda Court to acts that are alleged to constitute a fraud against the minority shareholders or, for instance, where an act requires the approval of a greater percentage of the company’s shareholders than that which actually approved it.

When the affairs of a company are being conducted in a manner oppressive or prejudicial to the interests of some part of the shareholders, one or more shareholders may apply to the Bermuda Court for an order regulating the company’s conduct of affairs in the future or compelling the purchase of the shares by any shareholder, by other shareholders or by the company.

Anti-takeover effects of provisions of our charter documents.

Several provisions of our Bye-laws may have anti-takeover effects. These provisions are intended to avoid costly takeover battles, lessen our vulnerability to a hostile change of control and enhance the ability of our board of directors to maximize shareholder value in connection with any unsolicited offer to acquire us. However, these anti-takeover provisions, which are summarized below, could also discourage, delay or prevent (1) the merger or acquisition of our company by means of a tender offer, a proxy contest or otherwise, that a shareholder may consider in our best interest and (2) the removal of incumbent officers and directors.

Staggered board of directors.

Our Bye-laws provide for a staggered board of directors with one-third of our non-executive directors being selected each year. This staggered board provision could discourage a third party from making a tender offer for our shares or attempting to obtain control of our company. It could also delay shareholders who do not agree with the policies of the board of directors from removing a majority of the board of directors for two years.

Transactions involving certain business combinations.

Our Bye-laws prohibit the consummation of any business combination involving us and any interested person, unless the transaction is approved by a vote of a majority of 80% of those present and voting at a general meeting of our shareholders, unless:

•

the ratio of (i) the aggregate amount of cash and the fair market value of other consideration to be received per share in the business combination by holders of shares other than the interested person involved in the business combination, to (ii) the market price per share, immediately prior to the announcement of the proposed business combination, is at least as great as the ratio of (iii) the highest per share price, which the interested person has theretofore paid in acquiring any share prior to the business combination, to (iv) the market price per share immediately prior to the initial acquisition by the interested person of any shares;

•

the aggregate amount of the cash and the fair market value of other consideration to be received per share in the business combination by holders of shares other than the interested person involved in the business combination (i) is not less than the highest per share price paid by the interested person in acquiring any shares, and (ii) is not less than the consolidated earnings per share of our company for our four full consecutive fiscal quarters immediately preceding the record date for solicitation of votes on the business combination multiplied by the then price/earnings multiple (if any) of the interested person as customarily computed and reported in the financial community;

•

the consideration (if any) to be received in the business combination by holders of shares other than the interested person involved shall, except to the extent that a shareholder agrees otherwise as to all or part of the shares which the shareholder owns, be in the same form and of the same kind as the consideration paid by the interested person in acquiring shares already owned by it;

•

after the interested person became an interested person and prior to the consummation of the business combination: (i) such interested person shall have taken steps to ensure that the board includes at all times representation by continuing directors proportionate in number to the ratio that the number of shares carrying voting rights in our company from time to time owned by shareholders who are not interested persons bears to all shares carrying voting rights in our company outstanding at the time in question (with a continuing director to occupy any resulting fractional position among the directors); (ii) the interested person shall not have acquired from us or any of our subsidiaries, directly or indirectly, any shares (except (x) upon conversion of convertible securities acquired by it prior to becoming an interested person, or (y) as a result of a pro rata share dividend, share split or division or subdivision of shares, or (z) in a transaction consummated on or after June 7, 2001 and which satisfied all requirements of our Bye-laws); (iii) the interested person shall not have acquired any additional shares, or rights over shares, carrying voting rights or securities convertible into or exchangeable for shares, or rights over shares, carrying voting rights except as a part of the transaction which resulted in the interested person becoming an interested person; and (iv) the interested person shall not have (x) received the benefit, directly or indirectly (except proportionately as a shareholder), of any loans, advances, guarantees, pledges or other financial assistance or tax credits provided by us or any subsidiary of ours, or (y) made any major change in our business or equity capital structure or entered into any contract, arrangement or understanding with us except any change, contract, arrangement or understanding as may have been approved by the favorable vote of not less than a majority of the continuing directors; and

•

a proxy statement complying with the requirements of the U.S. Securities Exchange Act of 1934, as amended, shall have been mailed to all holders of shares carrying voting rights for the purpose of soliciting approval by the shareholders of the business combination. The proxy statement shall contain at the front thereof, in a prominent place, any recommendations as to the advisability (or inadvisability) of the business combination which the continuing directors, or any of them, may have furnished in writing and, if deemed advisable by a majority of the continuing directors, an opinion of a reputable investment banking firm as to the adequacy (or inadequacy) of the terms of the business combination from the point of view of the holders of shares carrying voting rights other than any interested person (the investment banking firm to be selected by a majority of the continuing directors, to be furnished with all information it reasonably requests, and to be paid a reasonable fee for its services upon receipt by us of the opinion).

For purposes of this provision, a “business combination” includes mergers, consolidations, exchanges, asset sales, leases and other transactions resulting in a financial benefit to the interested shareholder and an “interested person” is any person or entity that beneficially owns 15% or more of our outstanding voting shares and any person or entity affiliated with or controlling or controlled by that person or entity. “Continuing directors” means directors who have been elected before June 7, 2001 or designated as continuing directors by the majority of the then continuing directors.

Consequences of becoming an interested person.

Our Bye-laws provide that, at any time a person acquires or becomes the beneficial owner of 15% or more of our voting shares, which we refer to as the “threshold”, then the person will not be entitled to exercise voting rights for the number of common shares in excess of the threshold he holds or beneficially owns. This disability applies to any general meeting of our company as to which the record date or scheduled meeting date falls within a period of five years from the date such person acquired beneficial ownership of a number of common shares in excess of the threshold.

The above restrictions do not apply to us, our subsidiaries or to:

•

any person who on June 7, 2001 was the holder or beneficial owner of a number of shares carrying voting rights that exceeded the threshold and who continues at all times after June 7, 2001 to hold shares in excess of the threshold; and

•

any person whose acquisition of a number of shares exceeding the threshold has been approved by (1) a majority of 80% of those present and voting at a general meeting or (2) by a resolution adopted by the continuing directors, followed by a resolution adopted by a shareholder vote in excess of 50% of the voting shares not owned by such interested person.

Shareholder Rights Plan

Our board of directors has adopted a shareholder rights plan under which our shareholders received one right for each common share they held. Each right will entitle the holder to purchase from the Company a unit consisting of one one-hundredth of a share of our Series A Junior Participating Preferred Shares, or a combination of securities and assets of equivalent value, at an exercise price of $127.00, subject to adjustment. The following summary description of the rights agreement does not purport to be complete and is qualified in its entirety by reference to the rights agreement between us and The Bank of New York, as rights agent, a copy of which is filed as an exhibit to the registration statement of which this prospectus is a part and is incorporated herein by reference.

If any person or group acquires shares representing 15% or more of our outstanding common shares, the “flip-in” provision of the rights agreement will be triggered and the rights will entitle a holder, other than such person, any member of such group or related person, as such rights will be null and void, to acquire a number of additional common shares having a market value of twice the exercise price of each right. In lieu of requiring payment of the purchase price upon exercise of the rights following any such event, we may permit the holders simply to surrender the rights, in which event they will be entitled to receive common shares (and other property, as the case may be) with a value of 50% of what could be purchased by payment of the full purchase price.

Until a right is exercised, the holder of the right, as such, will have no rights as a shareholder of our Company, including, without limitation, no right to vote or to receive dividends. While the distribution of the rights will not be taxable to shareholders or to us, shareholders may, depending upon the circumstances, recognize taxable income in the event that the rights become exercisable for preferred shares (or other consideration) or for common shares of the acquiring or surviving company or in the event of the redemption of the rights as set forth above.

The existence of the rights agreement and the rights could deter a third party from tendering for the purchase of some or all of our common shares and could have the effect of entrenching management. In addition, they could have the effect of delaying or preventing changes of control of the ownership and management of our company, even if such transactions would have significant benefits to our shareholders.

Transfer Agent and Registrar

The Bank of New York Mellon serves as transfer agent and registrar for our common shares.

FORM, EXCHANGE AND TRANSFER

We will issue securities only in registered form; no securities will be issued in bearer form. We will issue each security other than common shares in book-entry form only, unless otherwise specified in the applicable prospectus supplement. We will issue common shares in both certificated and book-entry form, unless otherwise specified in the applicable prospectus supplement. Securities in book-entry form will be represented by a global security registered in the name of a depositary, which will be the holder of all the securities represented by the global security. Those who own beneficial interests in a global security will do so through participants in the depositary’s system, and the rights of these indirect owners will be governed solely by the applicable procedures of the depositary and its participants. Only the depositary will be entitled to transfer or exchange a security in global form, since it will be the sole holder of the security. These book-entry securities are described below under Book-Entry Procedures and Settlement.

If any securities are issued in non-global form or cease to be book-entry securities (in the circumstances described in the next section), the following will apply to them:

•

The securities will be issued in fully registered form in denominations stated in the prospectus supplement. You may exchange securities for securities of the same series in smaller denominations or combined into fewer securities of the same series of larger denominations, as long as the total amount is not changed.

•

You may exchange, transfer, present for payment or exercise securities at the office of the relevant indenture trustee or agent indicated in the prospectus supplement. You may also replace lost, stolen, destroyed or mutilated securities at that office. We may appoint another entity to perform these functions or may perform them itself.

•

You will not be required to pay a service charge to transfer or exchange your securities, but you may be required to pay any tax or other governmental charge associated with the transfer or exchange. The transfer or exchange, and any replacement, will be made only if our transfer agent is satisfied with your proof of legal ownership. The transfer agent may also require an indemnity before replacing any securities.

•

If we have the right to redeem, accelerate or settle any securities before their maturity or expiration, and we exercise that right as to less than all those securities, we may block the transfer or exchange of those securities during the period beginning 15 days before the day we mail the notice of exercise and ending on the day of that mailing, in order to freeze the list of holders to prepare the mailing. We may also refuse to register transfers of or exchange any security selected for early settlement, except that we will continue to permit transfers and exchanges of the unsettled portion of any security being partially settled.

•

If fewer than all of the securities represented by a certificate that are payable or exercisable in part are presented for payment or exercise, a new certificate will be issued for the remaining amount of securities.

BOOK-ENTRY PROCEDURES AND SETTLEMENT

Most offered securities will be book-entry (global) securities. Upon issuance, all book-entry securities will be represented by one or more fully registered global securities, without coupons. Each global security will be deposited with, or on behalf of, The Depositary Trust Company or DTC, a securities depositary, and will be registered in the name of DTC or a nominee of DTC. DTC will thus be the only registered holder of these securities.

Purchasers of securities may only hold interests in the global notes through DTC if they are participants in the DTC system. Purchasers may also hold interests through a securities intermediary—banks, brokerage houses and other institutions that maintain securities accounts for customers—that has an account with DTC or its nominee. DTC will maintain accounts showing the security holdings of its participants, and these participants will in turn maintain accounts showing the security holdings of their customers. Some of these customers may themselves be securities intermediaries holding securities for their customers. Thus, each beneficial owner of a book-entry security will hold that security indirectly through a hierarchy of intermediaries, with DTC at the top and the beneficial owner’s own securities intermediary at the bottom.

The securities of each beneficial owner of a book-entry security will be evidenced solely by entries on the books of the beneficial owner’s securities intermediary. The actual purchaser of the securities will generally not be entitled to have the securities represented by the global securities registered in its name and will not be considered the owner under the declaration. In most cases, a beneficial owner will also not be able to obtain a paper certificate evidencing the holder’s ownership of securities. The book-entry system for holding securities eliminates the need for physical movement of certificates and is the system through which most publicly traded common shares are held in the United States. However, the laws of some jurisdictions require some purchasers of securities to take physical delivery of their securities in definitive form. These laws may impair the ability to transfer book-entry securities.

A beneficial owner of book-entry securities represented by a global security may exchange the securities for definitive (paper) securities only if:

•	DTC is unwilling or unable to continue as depositary for such global security and we do not appoint a qualified replacement for DTC within 90 days; or

•	We in our sole discretion decide to allow some or all book-entry securities to be exchangeable for definitive securities in registered form.

Unless we indicate otherwise, any global security that is exchangeable will be exchangeable in whole for definitive securities in registered form, with the same terms and of an equal aggregate principal amount. Definitive securities will be registered in the name or names of the person or persons specified by DTC in a written instruction to the registrar of the securities. DTC may base its written instruction upon directions that it receives from its participants.

In this prospectus, for book-entry securities, references to actions taken by security holders will mean actions taken by DTC upon instructions from its participants, and references to payments and notices of redemption to security holders will mean payments and notices of redemption to DTC as the registered holder of the securities for distribution to participants in accordance with DTC’s procedures.

DTC is a limited purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a clearing corporation within the meaning of the New York Uniform Commercial Code and a clearing agency registered under section 17A of the Securities Exchange Act of 1934. The rules applicable to DTC and its participants are on file with the SEC.

We will not have any responsibility or liability for any aspect of the records relating to, or payments made on account of, beneficial ownership interest in the book-entry securities or for maintaining, supervising or reviewing any records relating to the beneficial ownership interests.

SELLING SHAREHOLDERS

This prospectus also covers 14,797,420 common shares which may be sold by or on behalf of selling shareholders or by their pledgees, donees, transferees or other successors in interest, who will be named in a supplement to this prospectus.

PLAN OF DISTRIBUTION

We or a selling shareholder may offer the offered securities in one or more of the following ways from time to time:

•	to or through underwriters or dealers;

•	by ourselves directly;

•	through agents; or

•	through a combination of any of these methods of sale.

In compliance with the guidelines of the Financial Industry Regulatory Authority, or FINRA, the maximum commission or discount to be received by any FINRA member or independent broker dealer may not exceed 8% of the aggregate principal amount of securities offered pursuant to this prospectus. We anticipate, however, that the maximum commission or discount to be received in any particular offering of securities will be significantly less than this amount.

The prospectus supplement relating to a particular offering of securities will set forth the terms of such offering, including:

•	the type of securities to be offered;

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the purchase price of the offered securities and the proceeds to us from such sale;

•

any underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation, which in the aggregate will not exceed 8 percent of the gross proceeds of the offering;

•	the initial public offering price;

•	any discounts or concessions to be allowed or reallowed or paid to dealers;

•	any securities exchanges on which such offered securities may be listed; and

•	the names of the selling shareholders and the number of amount of securities being offered by them.

Any initial public offering prices, discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

The distribution of the offered securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices.

If underwriters are used in an offering of offered securities, such offered securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by one or more managing underwriters or by one or more underwriters without a syndicate. Unless otherwise set forth in the prospectus supplement, the underwriters will not be obligated to purchase offered securities unless specified conditions are satisfied, and if the underwriters do purchase any offered securities, they will purchase all offered securities.

In connection with underwritten offerings of the offered securities and in accordance with applicable law and industry practice, underwriters may over-allot or effect transactions that stabilize, maintain or otherwise affect the market price of the offered securities at levels above those that might otherwise prevail in the open market, including by entering stabilizing bids, effecting syndicate covering transactions or imposing penalty bids, each of which is described below.

•	A stabilizing bid means the placing of any bid, or the effecting of any purchase, for the purpose of pegging, fixing or maintaining the price of a security.

•

A syndicate covering transaction means the placing of any bid on behalf of the underwriting syndicate or the effecting of any purchase to reduce a short position created in connection with the offering.

•

A penalty bid means an arrangement that permits the managing underwriter to reclaim a selling concession from a syndicate member in connection with the offering when offered securities originally sold by the syndicate member are purchased in syndicate covering transactions.

These transactions may be effected on an exchange or automated quotation system, if the securities are listed on that exchange or admitted for trading on that automated quotation system, or in the over-the-counter market or otherwise.

If a dealer is utilized in the sales of offered securities, we or a selling shareholder will sell such offered securities to the dealer as principal. The dealer may then resell such offered securities to the public at varying prices to be determined by such dealer at the time of resale. Any such dealer may be deemed to be an underwriter, as such term is defined in the Securities Act of 1933, of the offered securities so offered and sold. The name of the dealer and the terms of the transaction will be set forth in the related prospectus supplement.

We or a selling shareholder may enter into derivative transactions with third parties or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, such third parties (or affiliates of such third parties) may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, such third parties (or affiliates of such third parties) may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of securities, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of securities. The third parties (or affiliates of such third parties) in such sale transactions will be underwriters and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment).

To the extent that we or a selling shareholder makes sales to or through one or more underwriters or agents in at-the-market offerings, we or a selling shareholder will do so pursuant to the terms of a distribution agreement with the underwriters or agents. If we or any selling shareholder engage in at-the-market sales pursuant to a distribution agreement, we or the selling shareholder will issue and sell common shares to or through one or more underwriters or agents, which may act on an agency basis or on a principal basis. During the term of any such agreement, shares may be sold on a daily basis on any stock exchange, market or trading facility on which the common shares are traded, in privately negotiated transactions or otherwise as agreed with the underwriters or agents. The distribution agreement will provide that any common shares sold will be sold at negotiated prices or at prices related to the then prevailing market prices for our common shares. Therefore, exact figures regarding proceeds that will be raised or commissions to be paid cannot be determined at this time and will be described in a prospectus supplement. Pursuant to the terms of the distribution agreement, we or a selling shareholder may also agree to sell, and the relevant underwriters or agents may agree to solicit offers to purchase, blocks of our common shares or other securities. The terms of each such distribution agreement will be set forth in more detail in a prospectus supplement to this prospectus.

We may sell our common shares pursuant to dividend reinvestment, share purchase plans and similar plans in which our shareholders as well as other investors may participate. Purchasers of shares under such plans may, upon resales, be deemed to be underwriters. These shares may be resold in market transactions (including coverage of short positions), in privately negotiated transactions or otherwise. Common shares sold under any such plans may be issued at a discount to the market price of the common shares. The difference between the price owners who may be deemed to be underwriters pay us for our common shares acquired under any such plan, after deduction of the applicable discount from the market price, and the price at which such shares are resold, may be deemed to constitute underwriting commissions or fees received by these owners in connection with such transactions.

We or a selling shareholder may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus.

Offered securities may be sold directly by us or a selling shareholder to one or more institutional purchasers, or through agents designated by us or a selling shareholder from time to time, at a fixed price or prices, which may be changed, or at varying prices determined at the time of sale. Any such agent may be deemed to be an underwriter as that term is defined in the Securities Act of 1933. Any agent involved in the offer or sale of the offered securities in respect of which this prospectus is delivered will be named, and any commissions payable by us or a selling shareholder to such agent will be set forth, in the prospectus supplement relating to that offering. Unless otherwise indicated in such prospectus supplement, any such agent will be acting on a best efforts basis for the period of its appointment.

If so indicated in the applicable prospectus supplement, we or a selling shareholder will authorize agents, underwriters or dealers to solicit offers from certain types of institutions to purchase offered securities from us or a selling shareholder at the public offering price set forth in such prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. Such contracts will be subject only to those conditions set forth in the prospectus supplement and the prospectus supplement will set forth the commission payable for solicitation of such contracts.

In addition, common shares may be issued upon conversion of or in exchange for debt securities, preferred shares or depositary shares.

Each series of offered securities, other than the common shares which are listed on the New York Stock Exchange, will be a new issue of securities and will have no established trading market. Any underwriters to whom offered securities are sold for public offering and sale may make a market in such offered securities, but such underwriters will not be obligated to do so and may discontinue any market making at any time without notice. The offered securities may or may not be listed on a national securities exchange. No assurance can be given that there will be a market for the offered securities.

One or more firms, referred to as “remarketing firms,” may also offer or sell the securities, if the prospectus supplement so indicates, in connection with a remarketing arrangement upon their purchase. Remarketing firms will act as principals for their own accounts or as agents for us. These remarketing firms will offer or sell the securities in accordance with a redemption or repayment pursuant to the terms of the securities. The prospectus supplement will identify any remarketing firm and the terms of its agreement, if any, with us or a selling shareholder and will describe the remarketing firm’s compensation. Remarketing firms may be deemed to be underwriters in connection with the securities they remarket. Remarketing firms may be entitled under agreements that may be entered into with us or a selling shareholder to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933, and may be customers of, engage in transactions with or perform services for us or a selling shareholder in the ordinary course of business.

Underwriters, dealers, agents and remarketing firms may be entitled, under agreements with us or a selling shareholder, to indemnification by us or a selling shareholder against certain civil liabilities, including liabilities under the Securities Act of 1933 relating to material misstatements and omissions, or to contribution with respect to payments which the underwriters, dealers or agents may be required to make in respect thereof. Underwriters, dealers, agents and remarketing firms may be customers of, engage in transactions with, or perform services for, us and our affiliates or a selling shareholder in the ordinary course of business.

LEGAL MATTERS

The validity of the securities offered hereby is being passed upon for us by Mello Jones & Martin, Hamilton, Bermuda. The validity of the guarantees of our debt securities by our subsidiaries who may guarantee our debt securities is being passed upon for us by Seward & Kissel LLP, Morgan & Morgan, Montanios & Montanios and Fenech & Fenech. Certain matters of New York law are being passed on by Morgan, Lewis & Bockius LLP, New York, New York.

EXPERTS

The consolidated financial statements of Tsakos Energy Navigation Limited appearing in Tsakos Energy Navigation Limited’s Annual Report (Form 20-F) for the year ended December 31, 2008 and the effectiveness of internal control over financial reporting of Tsakos Energy Navigation Limited as of

December 31, 2008 have been audited by Ernst & Young (Hellas) Certified Auditors Accountants S.A., independent registered public accounting firm, as set forth in their reports thereon, included therein, and incorporated herein by reference. Such consolidated financial statements are incorporated herein by reference in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

EXPENSES

The following table sets forth the expenses (other than underwriting discounts and commissions or agency fees and other items constituting underwriters’ or agents’ compensation, if any) expected to be incurred by us in connection with a possible offering of $100.0 million of the securities registered under this registration statement. All amounts other than the SEC registration fee and FINRA filing fee are estimates.

SEC Registration Fee (1)	$33,023
Printing and Engraving Expenses	125,000
Legal Fees and Expenses	250,000
Accountants’ Fees and Expenses	150,000
FINRA Filing Fee	10,500
Trustee’s fees and expenses	10,000
Miscellaneous Costs	71,477

Total	$650,000

(1)	Previously paid

ITEM 8.	INDEMNIFICATION OF DIRECTORS AND OFFICERS

The Company’s Bye-laws provide that its directors and officers and former directors and officers shall be indemnified to the fullest extent permitted by The Companies Act of Bermuda 1981, as amended, from time to time, and provides for advances to any indemnified director or officer of expenses in connection with actual proceedings and claims arising out of their status as our director or officer. The Company also maintains a directors’ and officers’ liability insurance policy on behalf of its directors and officers.

ITEM 9.	EXHIBITS

Exhibit No.	Description
1.1	Form of underwriting agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.1	Form of senior indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the senior debt securities of Tsakos Energy Navigation Limited.*

4.2	Form of subordinated indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the subordinated debt securities of Tsakos Energy Navigation Limited.*

4.3	Common Share Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form F-1 (Registration No. 333-82326)).

4.4	Form of warrant agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.5	Form of senior debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.6	Form of subordinated debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.7	Specimen preferred share certificate (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.8	Certificate of Designations (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.9	Form of Guarantee for senior debt securities (included in Exhibit 4.1).

4.10	Form of Guarantee for subordinated debt securities (included in Exhibit 4.2).

4.11	Form of warrant (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.12	Rights Agreement, dated as of September 29, 2005, between Tsakos Energy Navigation Limited and The Bank of New York, as Rights Agent (filed as an exhibit to the Registrant’s Form 6-K dated September 30, 2005, and incorporated by reference herein).

4.13	Form of Deposit Agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

5.1	Opinion of Mello Jones & Martin (Bermuda counsel to the Company) (filed herewith).

5.2	Opinion of Morgan, Lewis & Bockius LLP (United States counsel to the Company) (filed herewith).

5.3	Opinion of Seward & Kissel LLP (Liberian counsel to the Company) (filed herewith).

5.4	Opinion of Morgan & Morgan (Panamanian counsel to the Company).**

5.5	Opinion of Fenech & Fenech (Maltese counsel to the Company).**

5.6	Opinion of Montanios and Montanios (Cypriot counsel to the Company).**

12.1	Statement regarding computation of ratio of earnings to fixed charges (filed herewith).

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith).

23.2	Consent of Mello Jones & Martin (included in Exhibit 5.1).

23.3	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2).

23.4	Consent of Seward & Kissel LLP (included in Exhibit 5.3).

23.5	Consent of Morgan & Morgan (included in Exhibit 5.4).

23.6	Consent of Fenech & Fenech (included in Exhibit 5.5).

23.7	Consent of Montanios & Montanios (included in Exhibit 5.6).

24.1	Power of Attorney***

25.1	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the senior debt securities.**

25.2	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the subordinated debt securities.**

*	Previously filed as an exhibit to the company’s Registration Statement on Form F-3 (Registration No. 333- 110495) filed with the SEC on November 14, 2003 and hereby incorporated by reference.
**	Previously filed.
***	Previously filed for Tsakos Energy Navigation Limited and included on the signature pages herein for the remaining registrants.

ITEM 10.	UNDERTAKINGS

Tsakos Energy Navigation Limited hereby undertakes:

(1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

(i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) To reflect in the prospectus any facts or events arising after the effective date of the registration statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the registration statement. Notwithstanding the foregoing, any increase or decrease in volume of securities offered (if the total dollar value of securities offered would not exceed that which was registered) and any deviation from the low or high end of the estimated maximum offering range may be reflected in the form of prospectus filed with the Commission pursuant to Rule 424(b) if, in the aggregate, the changes in volume and price represent no more than a 20 percent change in the maximum aggregate offering price set forth in the “Calculation of Registration Fee” table in the effective registration statement;

(iii) To include any material information with respect to the plan of distribution not previously disclosed in the registration statement or any material change to such information set forth in the registration statement;

provided, however, that paragraphs (1)(i), (1)(ii) and (1)(iii) do not apply if the registration statement is on Form F-3 and the information required to be included in a post-effective amendment by those paragraphs is contained in periodic reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this registration statement, or is contained in a form of prospectus filed pursuant to Rule 424(b) that is part of the registration statement.

(2) That, for the purpose of determining any liability under the Securities Act of 1933, as amended, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

(4) To file a post-effective amendment to the registration statement to include any financial statements required by Item 8.A of Form 20-F at the start of any delayed offering or throughout a continuous offering. Financial statements and information otherwise required by Section 10(a)(3) of the Securities Act need not be furnished, provided, that the registrants include in the prospectus, by means of a post-effective amendment, financial statements required pursuant to this paragraph (4) and other information necessary to ensure that all other information in the prospectus is at least as current as the date of those financial statements. Notwithstanding the foregoing, with respect to registration statements on Form F-3, a post-effective amendment need not be filed to include financial statements and information required by Section 10(a)(3) of the Securities Act or Rule 3-19 of Regulation S-X if such financial statements and information are contained in periodic reports filed with or furnished to the Commission by the registrants pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934 that are incorporated by reference in this Form F-3.

(5) That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i) Each prospectus filed by each registrant pursuant to Rule 424(b)(3) shall be deemed to be part of the registration statement as of the date the filed prospectus was deemed part of and included in the registration statement; and

(ii) Each prospectus required to be filed pursuant to Rule 424(b)(2), (b)(5), or (b)(7) as part of a registration statement in reliance on Rule 430B relating to an offering made pursuant to Rule 415(a)(1)(i), (vii), or (x) for the purpose of providing the information required by Section 10(a) of the Securities Act of 1933 shall be deemed to be part of and included in the registration statement as of the earlier of the date such form of prospectus is first used after effectiveness or the date of the first contract of sale of securities in the offering described in the prospectus. As provided in Rule 430B, for liability purposes of the issuer and any person that is at that date an underwriter, such date shall be deemed to be a new effective date of the registration statement relating to the securities in the registration statement to which that prospectus relates, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof. Provided, however, that no statement made in this registration statement or a prospectus that is part of this registration statement or made in a document incorporated or deemed incorporated by reference into this registration statement or a prospectus that is part of this registration statement will, as to a purchaser with a time of contract of sale prior to such effective date, supersede or modify any statement that was made in this registration statement or a prospectus that was part of this registration statement or made in any such document immediately prior to such effective date; or

(6) That, for the purpose of determining liability of a registrant under the Securities Act of 1933 to any purchaser in the initial distribution of the securities: The undersigned registrants undertake that in a primary offering of securities of an undersigned registrant pursuant to this registration statement, regardless of the underwriting method used to sell the securities to the purchaser, if the securities are offered or sold to such purchaser by means of any of the following communications, the undersigned registrants will be a seller to the purchaser and will be considered to offer or sell such securities to such purchaser:

(i) Any preliminary prospectus or prospectus of an undersigned registrant relating to the offering required to be filed pursuant to Rule 424;

(ii) Any free writing prospectus relating to the offering prepared by or on behalf of an undersigned registrant or used or referred to by an undersigned registrant;

(iii) The portion of any other free writing prospectus relating to the offering containing material information about an undersigned registrant or its securities provided by or on behalf of an undersigned registrant; and

(iv) Any other communication that is an offer in the offering made by an undersigned registrant to the purchaser.

The undersigned registrants hereby undertake that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Each undersigned registrant hereby undertakes to supplement the prospectus, after the expiration of the subscription period, to set forth the results of the subscription offer, the transactions by the underwriters during the subscription period, the amount of unsubscribed securities to be purchased by the underwriters, and the terms of any subsequent reoffering thereof. If any public offering by the underwriters is to be made on terms differing from those set forth on the cover page of the prospectus, a post-effective amendment will be filed to set forth the terms of such offering.

The undersigned registrants hereby undertake to file an application for the purpose of determining the eligibility of the trustee to act under subsection (a) of Section 310 of the Trust Indenture Act of 1939 in accordance with the rules and regulations prescribed by the Commission under Section 305(b)(2) of the Trust Indenture Act of 1939.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of each of the registrants pursuant to the provisions set forth or described in Item 8 of this registration statement, or otherwise, each registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by a registrant of expenses incurred or paid by a director, officer or controlling person of such registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, each registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

TSAKOS ENERGY NAVIGATION LIMITED

By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated.

Signature	Title	Date

*	Chairman of the Board of Directors	June 12, 2009
D. John Stavropoulos

/s/ Nikolas P. Tsakos	President, Chief Executive Officer and Director (principal executive officer)	June 12, 2009
Nikolas P. Tsakos

*	Chief Operating Officer and Director	June 12, 2009
George V. Saroglou

/s/ Paul Durham	Chief Financial Officer (principal financial and accounting officer)	June 12, 2009
Paul Durham

*	Deputy Chairman of the Board of Directors	June 12, 2009
Michael G. Jolliffe

*	Director	June 12, 2009
Peter C. Nicholson

*	Director	June 12, 2009
Francis T. Nusspickel

*	Director	June 12, 2009
William A. O’Neil

*	Director	June 12, 2009
Richard L. Paniguian

*	Director	June 12, 2009
Aristides A.N. Patrinos

* By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	Attorney-in-Fact

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

OAK SHIPPING COMPANY LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

AVRA TRADING CO. LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

ROMEO SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

FIGARO SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

JULIET SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

RIGOLETTO SHIPPING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

GREVIA MARINE CO. LTD.

By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	Director

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Nikolas P. Tsakos, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nikolas P. Tsakos	Director (principal executive officer)	June 12, 2009
Nikolas P. Tsakos

/s/ Dimitris Bertolis	Director (principal financial and accounting officer)	June 12, 2009
Dimitris Bertolis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

AZIMUTH SHIPPING COMPANY LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

BOSPHORUS SHIPPING CO. LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

OCEANA SHIPPING COMPANY LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

FORTITUDE SHIPPING CO. LTD.

By:	/s/ Dimitris Bertolis
Name:	Dimitris Bertolis
Title:	Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following person in his capacity and on the date indicated.

Signature	Title	Date

/s/ Dimitris Bertolis	Director (principal executive, financial and accounting officer)	June 12, 2009
Dimitris Bertolis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

KLERA NAVIGATION CO. LTD.

By:	/s/ Nikolas P. Tsakos
Name:	Nikolas P. Tsakos
Title:	Director

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Nikolas P. Tsakos, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ Nikolas P. Tsakos	Director	June 12, 2009
Nikolas P. Tsakos	(principal executive officer)

/s/ Dimitris Bertolis	Director	June 12, 2009
Dimitris Bertolis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

FREEPORT DOMINION S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

FREEPORT FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

ERGO GLORY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

WORLD EXCELLENCE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

APOLLO HONOUR S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

APOLLO GLORY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

APOLLO EXCELLENCE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

ACTIVITY EXCELLENCE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

WORLDWIDE OVERSEAS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SEA MENTOR S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SEA POLAR S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

FORTUNE FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

VICTORY FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

VICTORY SPIRIT S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

VICTORY MARE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

UNIVERSAL RESERVE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SEA COUNTESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

GLOBAL TRIUMPH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

FAIRSEA ENTERPRISES S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

FREEPORT CHAMPION S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

PROSPERITY FAITH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

PROSPERITY SUCCESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

MERCURY EMERALD S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

POWERFUL SHIPPING S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SEA OPTIMA S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SHIPPING CELEBRITY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SOUTHPORT MARINE S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SOUTHPORT MARITIME S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SEA PIONEER S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SEA CELEBRITY S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

GLADIATOR SHIPPING SERVICES S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director	June 12, 2009
George V. Saroglou	(principal executive officer)

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director	June 12, 2009
Athanasios Korvesis	(principal financial and accounting officer)

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

SOUTHPORT NAVIGATION S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

TRITON SUCCESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

TRITON TRIUMPH S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

OPTIMA MARITIME S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

OPTIMA UNITED S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

BAYSWATER TRADING CO. LTD.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Secretary and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

KERRY TRADING COMPANY LIMITED

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Dimitris Bertolis	Vice President and Director	June 12, 2009
Dimitris Bertolis

/s/ Athanasios Korvesis	Secretary, Treasurer and Director (principal financial and accounting officer)	June 12, 2009
Athanasios Korvesis

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the undersigned Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form F-3 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Athens, Greece, on June 12, 2009.

MARE SUCCESS S.A.

By:	/s/ George V. Saroglou
Name:	George V. Saroglou
Title:	President

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints George V. Saroglou, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement, whether pre-effective or post-effective and any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto or any and all additional registration statements pursuant to Rule 462(b) of the Securities Act of 1933, as amended, in the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue thereof.

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

Signature	Title	Date

/s/ George V. Saroglou	President and Director (principal executive officer)	June 12, 2009
George V. Saroglou

/s/ Paul Durham	Vice President and Director (principal financial and accounting officer)	June 12, 2009
Paul Durham

/s/ Athanasia Karali	Secretary, Treasurer and Director	June 12, 2009
Athanasia Karali

AUTHORIZED UNITED STATES REPRESENTATIVE

Pursuant to the requirement of the Securities Act of 1933, the undersigned, the duly authorized representative in the United States of the aforementioned Registrant, has signed this Registration Statement on June 12, 2009.

/s/ Francis T. Nusspickel
Name:	Francis T. Nusspickel
Title:	Director

INDEX TO EXHIBITS

Exhibit No.	Description
1.1	Form of underwriting agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.1	Form of senior indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the senior debt securities of Tsakos Energy Navigation Limited.*

4.2	Form of subordinated indenture between Tsakos Energy Navigation Limited and Wells Fargo Bank Minnesota, National Association, as trustee, with respect to the subordinated debt securities of Tsakos Energy Navigation Limited.*

4.3	Common Share Certificate (incorporated by reference to Exhibit 4.1 to the Company’s Registration Statement on Form F-1 (Registration No. 333-82326)).

4.4	Form of warrant agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.5	Form of senior debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.6	Form of subordinated debt security of Tsakos Energy Navigation Limited (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.7	Specimen preferred share certificate (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.8	Certificate of Designations (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.9	Form of Guarantee for senior debt securities (included in Exhibit 4.1).

4.10	Form of Guarantee for subordinated debt securities (included in Exhibit 4.2).

4.11	Form of warrant (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

4.12	Rights Agreement, dated as of September 29, 2005, between Tsakos Energy Navigation Limited and The Bank of New York, as Rights Agent (filed as an exhibit to the Registrant’s Form 6-K dated September 30, 2005, and incorporated by reference herein).

4.13	Form of Deposit Agreement (to be filed as an exhibit to a report on Form 6-K and incorporated herein by reference).

5.1	Opinion of Mello Jones & Martin (Bermuda counsel to the Company) (filed herewith).

5.2	Opinion of Morgan, Lewis & Bockius LLP (United States counsel to the Company) (filed herewith).

5.3	Opinion of Seward & Kissel LLP (Liberian counsel to the Company) (filed herewith).

5.4	Opinion of Morgan & Morgan (Panamanian counsel to the Company).**

5.5	Opinion of Fenech & Fenech (Maltese counsel to the Company).**

5.6	Opinion of Montanios and Montanios (Cypriot counsel to the Company).**

12.1	Statement regarding computation of ratio of earnings to fixed charges (filed herewith).

23.1	Consent of Independent Registered Public Accounting Firm (filed herewith).

23.2	Consent of Mello Jones & Martin (included in Exhibit 5.1).

23.3	Consent of Morgan, Lewis & Bockius LLP (included in Exhibit 5.2).

23.4	Consent of Seward & Kissel LLP (included in Exhibit 5.3).

23.5	Consent of Morgan & Morgan (included in Exhibit 5.4).

23.6	Consent of Fenech & Fenech (included in Exhibit 5.5).

23.7	Consent of Montanios & Montanios (included in Exhibit 5.6).

24.1	Power of Attorney***

25.1	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the senior debt securities.**

25.2	Form T-1 statement of eligibility and qualification under the Trust Indenture Act of 1939 (a Form T-1) of Wells Fargo Bank, National Association (successor by merger to Wells Fargo Bank Minnesota, National Association) with respect to the subordinated debt securities.**

*	Previously filed as an exhibit to the company’s Registration Statement on Form F-3 (Registration No. 333- 110495) filed with the SEC on November 14, 2003 and hereby incorporated by reference.
**	Previously filed.
***	Previously filed for Tsakos Energy Navigation Limited and included on the signature pages herein for the remaining registrants.